UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/09/2014

ImmunoCellular Therapeutics, Ltd.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35560

Delaware	93-1301885
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

23622 Calabasas Road, Suite 300
Calabasas, California 91302
(Address of principal executive offices, including zip code)

(818) 264-2300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On January 9, 2014, ImmunoCellular Therapeutics, Ltd. issued a press release entitled "ImmunoCellular Therapeutics Issues Shareholder Letter Providing Update on ICT-107 Program in Newly Diagnosed Glioblastoma," a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

Press Release, dated January 9, 2014, entitled,"ImmunoCellular Therapeutics Issues Shareholder Letter Providing Update on ICT-107 Program in Newly Diagnosed Glioblastoma."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoCellular Therapeutics, Ltd.

Date: January 10, 2014	By:	/s/ Andrew Gengos
Andrew Gengos
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release, dated January 9, 2014, entitled, "ImmunoCellular Therapeutics Issues Shareholder Letter Providing Update on ICT-107 Program in Newly Diagnosed Glioblastoma."